AN "XXXXX" INDICATES THAT CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY IN A REQUEST FOR CONFIDENTIAL TREATMENT WITH THE SECURITIES AND EXCHANGE COMMISSION


                                                                 EXHIBIT 10.39





                             TECHNOLOGY DEVELOPMENT



                                      AND



                               PURCHASE AGREEMENT



                                    BETWEEN



                               SMITHKLINE BEECHAM

                                      AND

                               MOLECULAR DYNAMICS



                         DATED AS OF NOVEMBER 18, 1996

                               TABLE OF CONTENTS

                                                                 PAGE NUMBER

1.       DEFINITIONS                                                  4

2.       PAYMENTS                                                     8

3.       DEVELOPMENT AND DELIVERY OF                                  11
         ARRAY SPOTTERS AND ARRAY SCANNERS


4.       PURCHASE OF ADDITIONAL ARRAY SPOTTERS                        14
         AND ARRAY SCANNERS


5.       TECHNICAL TRAINING AND SUPPORT                               14

6.       TECHNOLOGY DEVELOPMENT PERIOD                                18

7.       CONFIDENTIALITY                                              20

8.       INTELLECTUAL PROPERTY                                        22

9.       REPRESENTATIONS, WARRANTIES,                                 23
         COVENANTS AND LIMITATION OF LIABILITY

10.      INDEMNITY                                                    25

11.      TERM AND TERMINATION                                         27

12.      EFFECT OF TERMINATION OR EXPIRATION                          29

13.      NOTICES                                                      30

14.      ASSIGNMENT                                                   31

15.      ADDITIONAL TERMS AND CONDITIONS                              32

         APPENDIX A                                                   35

                          TECHNOLOGY DEVELOPMENT AND
                               PURCHASE AGREEMENT

         This Technology Development and Purchase Agreement ("AGREEMENT"), made as of the 18th day of November, 1996, by and among SmithKline Beecham Corporation, a Pennsylvania corporation with its principal offices at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A, SmithKline Beecham p.l.c., a corporation organized under the laws of England and having a place of business at Great West Road, Brentford, Middlesex, England ("SB") and Molecular Dynamics, Inc. (a Delaware corporation) 928 East Arques Avenue, Sunnyvale, CA 94086-4520 ("MD");

       WHEREAS, there is mutual interest in accelerating development of array making and detecting instrumentation at MD and array-based applications at SB; and

       WHEREAS, MD wishes to have a close technical and business collaboration with SB, including feedback on the use and performance of such array making and detecting instrumentation for an actual end-user; and

       WHEREAS, MD expects to use SB's input to advance the design and performance of the commercial versions of such array making and detecting instrumentation; and

       WHEREAS, SB expects to gain access to a high level of training and technical support services from MD for a period of time and a time advantage in SB's access to MD's instrumentation for its own research and development activities.

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto intending to be legally bound agree as follows:

         1.      DEFINITIONS

         "AFFILIATE", with respect to a party hereto, means any corporation, firm, partnership or other entity, whether de jure or de facto, which directly or indirectly owns, is owned by or is under common ownership with such party to the extent of at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of the entity, and any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with such party.
SB AFFILIATES (defined above) which are any corporation, firm, partnership or other entity, whether de jure or de facto, which directly or indirectly owns, is owned by or is under common ownership with such party to the extent of at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) but not greater than eighty percent (80%) having the power to vote on or direct the affairs of the entity, and any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with such party shall exclude those AFFILIATES whose primary business is instrumentation for research.

         "ARRAY SCANNER" shall mean the XXXXXXXXXXXXXXXXXX instrument and associated software known by MD as XXXXXXXXXXXXX GENERATION X, GENERATION XX, GENERATION XXX, having the ability to rapidly and accurately identify and quantify fluorescent labeled probes hybridized or bound to the DNA and/or other biological materials spotted in an array by an ARRAY SPOTTER as detailed in Appendix A.

         "ARRAY SPOTTER" shall mean the XXXXXXXXXXXXXXXXXXXXXXX instrument and associated chemistry and software known by MD as XXXXXXXXXXX GENERATION X, GENERATION XX, GENERATION XXX, having the ability to spot DNA and other biological materials on a substrate as detailed in Appendix A.

         "CAPILLARY SEQUENCER" shall mean the pre-commercial instrument and associated chemistry and software known by MD as XXXXXXXXX, having the ability to sequence DNA as detailed in Appendix A.

         "EFFECTIVE DATE" shall mean the date first written above.

         "FUNCTIONALLY INSTALL(ED) (or FUNCTIONAL INSTALLATION)" shall mean a qualified representative of MD will unpack the Array SCANNERs and Array SPOTTERS and install them in a laboratory setting that has been previously confirmed to meet each of the specifications outlined in the Customer Planning Guide to be supplied in writing from MD to Customer at least one (1) month prior to shipment of their first Array Spotter and Array Scanner. The MD representative shall then confirm the basic functionality of the system by using the Array Spotter to spot dye-labeled DNA samples provided by MD from XXXX microplates onto XXXXXXX glass slides. All XXXXXXXXXX slides shall then be scanned using the Array Scanner to confirm that at XXXXXXXXXXXXXXXX of the samples have been successfully deposited and detected. FUNCTIONAL INSTALLATION of the ARRAY SPOTTER shall also mean verifying the relevant sample carryover specification listed in Appendix A using MD's standard procedure with 32P-labeled samples provided by SB. FUNCTIONAL INSTALLATION specifically excludes meeting specific hybridization levels or using Customer's own samples to assess performance.

         "GENERATION X" shall mean ARRAY SPOTTERS and/or ARRAY SCANNERS meeting the specifications set forth in Appendix A and FUNCTIONALLY INSTALLED at SB.

         "GENERATION XX" shall mean ARRAY SPOTTERS and/or ARRAY SCANNERS meeting the specifications set forth in Appendix A and FUNCTIONALLY INSTALLED at SB and which have been materially modified and/or materially improved as compared to GENERATION I ARRAY SPOTTERS and/or ARRAY SCANNERS.

         "GENERATION XXX" shall mean ARRAY SPOTTERS and/or ARRAY SCANNERS meeting the specifications set forth in Appendix A and FUNCTIONALLY INSTALLED at SB and which have been materially modified and/or materially improved as compared to GENERATION XX ARRAY SPOTTERS and/or ARRAY SCANNERS.

         "MD" shall mean, collectively, Molecular Dynamics Inc., and any of its respective AFFILIATE(S) to which any rights and/or obligations of either of them shall be assigned and/or delegated pursuant to this AGREEMENT.

         "MD DEVELOPED TECHNOLOGY" means any and all inventions and discoveries made by MD during the TECHNOLOGY DEVELOPMENT PERIOD and TECHNOLOGY ACCESS PERIOD using SB Confidential Information other than inventions and discoveries to the hardware, instrument control and analysis software, binding and deposition chemistry each relating to the ARRAY SPOTTER or ARRAY SCANNER.

         "PROOF OF CONCEPT" shall mean experiments relating to ARRAY SPOTTERS and ARRAY SCANNERS not exceeding running XXXXXXXX individual samples in a XXXXXXXXXX well plate and which demonstrate the satisfactory performance of the ARRAY SCANNER and ARRAY SPOTTER

         "SB" shall mean, collectively, SmithKline Beecham Corporation, SmithKline Beecham p.l.c, and any of their respective AFFILIATE(S) to which any rights and/or obligations of either of them shall be assigned and/or delegated pursuant to this AGREEMENT.

         "SB DEVELOPED TECHNOLOGY" means   any and all modifications or
improvements to the hardware, instrument control and analysis software, binding and deposition chemistry each relating to the ARRAY SPOTTER or ARRAY SCANNER made by SB during the TECHNOLOGY DEVELOPMENT PERIOD and the TECHNOLOGY ACCESS PERIOD.

         "STRATEGIC COLLABORATOR" shall mean (1) during the TECHNOLOGY DEVELOPMENT PERIOD, any THIRD PARTY MD and SB mutually agree to in writing and
(2) after the TECHNOLOGY DEVELOPMENT PERIOD and during the TECHNOLOGY ACCESS PERIOD, shall mean a) any THIRD PARTY engaged in XXXXXXXXXXXXXX or XXXXXXXXXX research or development whom MD and SB mutually agree to in writing or b) any other THIRD PARTY not engaged in such XXXXXXXXXXXXXX or XXXXXXXXXX research or development.

         "TECHNOLOGY ACCESS CUSTOMER" shall mean any THIRD PARTY other than a STRATEGIC COLLABORATOR who is granted access by MD to an ARRAY SPOTTER and/or ARRAY SCANNER pursuant to Section 6.

         "TECHNOLOGY ACCESS PERIOD" shall mean (1) for ARRAY SCANNERS a period beginning XXXXX after the date of FUNCTIONAL INSTALLATION of the first ARRAY SCANNER and ARRAY SPOTTER at SB and ending XXXXXXXXX after FUNCTIONAL INSTALLATION of the first ARRAY SCANNER and ARRAY SPOTTER at SB and (2) for ARRAY SPOTTERS a period beginning XXXXXX after the date of FUNCTIONAL INSTALLATION of the first ARRAY SCANNER and ARRAY SPOTTER at SB and ending XXXXXXXXX after FUNCTIONAL INSTALLATION of the first ARRAY SCANNER and ARRAY SPOTTER at SB.

         "TECHNOLOGY DEVELOPMENT PERIOD" shall mean the period beginning upon the EFFECTIVE DATE and ending XXXXXXX after FUNCTIONAL INSTALLATION of the first ARRAY SPOTTER and ARRAY SCANNER at SB.

         "THIRD PARTY(IES)" shall mean any individual or entity other than SB and MD.

         2.      PAYMENTS

         2.1 SB shall make payments to MD of XXXX US Dollars (US $XXXXXX) as follows:

         (a) In consideration for the XXXXX access to ARRAY SPOTTERS and ARRAY SCANNERS and the XXXXXXXXXXX periods set forth herein, XXX

         XXXX US Dollars (US $XXXXX) no later than XXXXXX days following the EFFECTIVE DATE of this AGREEMENT; and, to support ongoing research and development for ARRAY SPOTTERS and ARRAY SCANNERS to produce the instruments required herein,

         (b) XXXXX US Dollars (US $XXXXXXX) no later than XXXXXXX days following the FUNCTIONAL INSTALLATION of the first ARRAY SPOTTER and ARRAY SCANNER to SB; and

         (c) XXXXXX US Dollars (US $XXXXXXX) no later than XXXXXX days following the last to occur of the FUNCTIONAL INSTALLATION of the XXXXXX and XXXXX ARRAY SPOTTER and XXXXXX and XXXXX ARRAY SCANNER at SB.

         2.2 In addition to the XXXX ARRAY SPOTTERS and ARRAY SCANNERS due SB under this AGREEMENT pursuant to Paragraph 3.1, the purchase price for additional ARRAY SPOTTERS and ARRAY SCANNERS which may be purchased by SB from MD pursuant to Paragraph 4.1 shall be as follows:

         (a) For the TECHNOLOGY DEVELOPMENT PERIOD and the TECHNOLOGY ACCESS PERIOD, the XXXX of (i) the XXXXXXX offered any THIRD PARTY (excluding STRATEGIC COLLABORATORS) for each such ARRAY SPOTTER and ARRAY SCANNER; (ii) XXXXXX XXXX US Dollars (US $XXXXX) per ARRAY SPOTTER or ARRAY SCANNER; or (iii) XXXXXXXXXXXXXX for such ARRAY SPOTTER or ARRAY SCANNER.

         (b) For the first XXXXXXXXXXX following the first commercial sale of each of an ARRAY SPOTTER and ARRAY SCANNER to a THIRD PARTY, the XXXXXX of (i) XXXXXXX US Dollars (US $XXXXXX) per ARRAY SPOTTER or ARRAY SCANNER or (ii) XXXXXXXXXXX for such ARRAY SPOTTER or ARRAY SCANNER or (iii) the XXXXXXX
         XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX for each such ARRAY SPOTTER and ARRAY SCANNER. The parties agree that the price minimums set forth in this subparagraph 2(b) shall not apply to (a) transfers of ARRAY SPOTTERS and ARRAY SCANNERS to distributors, Value Added Resalers (VARS), systems integrators of MD at standard discounts; (b) strategic placements to non-profit and academic institutions; and (c) sale of used or refurbished ARRAY SPOTTERS and ARRAY SCANNERS.

         2.3 SB agrees that payments made to MD pursuant to this Agreement shall be made from a United States bank account.

         2.4 SB agrees that sales, use or other similar taxes, or VAT, customs charges and duties or other similar charges that may be imposed pursuant to this Agreement associated with the transfer of ARRAY SPOTTERS, ARRAY SCANNERS and CAPILLARY SEQUENCERS and associated miscellaneous products pursuant to this Agreement shall be the responsibility of SB. SB agrees that it will self-assess such taxes and/or charges, if any. The parties agree to cooperate in good faith in the preparation of any relevant shipping documents associated with such transfer. Nothing in this Agreement shall be deemed to mean that SB shall be responsible for income taxes or similar taxes that may be imposed on MD.

          3.       DEVELOPMENT AND DELIVERY OF ARRAY SPOTTERS AND ARRAY SCANNERS

         3.1 MD shall use commercially reasonable efforts to (a) develop and make ARRAY SPOTTERS and ARRAY SCANNERS and (b) provide them on the following target dates, without consideration except as set forth in Section
2.1 above, to SB as follows:

         (a) XXXXX GENERATION XX ARRAY SPOTTER and XXXXX GENERATION XX ARRAY SCANNER by XXXXXXXXXX.

         (b) XXXXXXXX GENERATION XX ARRAY SPOTTER and XXXXX GENERATION XX ARRAY SCANNER by XXXXXXX and before FUNCTIONAL INSTALLATION of either an GENERATION XX ARRAY SPOTTER or GENERATION XX ARRAY SCANNER for any TECHNOLOGY ACCESS CUSTOMER or STRATEGIC COLLABORATOR.

         (c) XXXXXXX GENERATION XX ARRAY SPOTTERS and XXXXX GENERATION XX ARRAY SCANNERS by XXXXXXX.

         (d) XXXXX GENERATION XXX ARRAY SPOTTERS and XXXX GENERATION XXX ARRAY SCANNERS by XXXXXXX.

         3.2 SB and MD may mutually agree in writing to change the distribution of the number of GENERATION XX and XXX ARRAY SPOTTERS and ARRAY SCANNERS to be delivered to SB pursuant to Paragraph 3.1 provided XXXX XXXX written notice is provided by SB to MD of any requested change. Since SB and MD agree that the anticipated delivery dates of the GENERATION X and the first and second GENERATION XX units are all within the XXXXX TECHNOLOGY DEVELOPMENT PERIOD, and since the required six XXXXX notice of change request can not be given, these units may not be substituted or rescheduled by SB.

         3.3 SB may in its sole discretion substitute up to XXX XXX XXXXX of ARRAY SPOTTERS and ARRAY SCANNERS to be delivered to SB pursuant to Paragraph 3.1 (d), for a number of XXXXXXXXX XXXXXXXXXX equal to the number of pairs to be substituted.

         3.4 The target dates in Paragraph 3.1 above are dependent upon the performance by SB of its obligations in this AGREEMENT, including but not limited to providing necessary samples and test data to MD on a timely basis, as provided in Paragraph 5.9. It is agreed that XXXXXXXXXXXX XXXXXXXXXXXXXX for the ARRAY SPOTTER and ARRAY SCANNER have not yet been established and that determining their XXXXXXXXXXX XXXXXX is part of the TECHNOLOGY DEVELOPMENT PERIOD. Therefore, FUNCTIONAL INSTALLATION shall not include XXXXXXX XXXXXXXXXXX XXXXXX not specifically detailed in this Agreement nor include demonstrating XXXXXXXXXXX of the ARRAY SCANNER or the ARRAY SPOTTER in XXXX XXX XXXXXXXXXXXXXX XX XXXXX XXXX XXX XXXXXXX.

         3.5 For FUNCTIONAL INSTALLATION, a qualified representative of MD will unpack the ARRAY SCANNERS and ARRAY SPOTTERS and install them in a laboratory setting, selected by SB, that has been previously confirmed to meet each of the specifications outlined in the Customer Planning Guide to be supplied in writing by MD to SB at least one (1) month prior to shipment of the first GENERATION XX ARRAY SPOTTER and GENERATION XX ARRAY SCANNER. For the first GENERATION X ARRAY SPOTTER and GENERATION X ARRAY

SCANNER specifically, the parties agree that MD shall be required only to complete the FUNCTIONAL INSTALLATION at SB in order to begin the XXXXXXXXXX XXX XXXXXXXXXXX periods detailed in Paragraph 6. To further the collaboration, MD agrees to place, XXXXXXXXXXX at least one Technical Support Specialist on site at SB for XXXXXX to XXXXXX working days in the period directly following the FUNCTIONAL INSTALLATION of the first GENERATION X ARRAY SPOTTER and GENERATION I ARRAY SCANNER to assist with characterization and technical support on the products.

         3.6 ARRAY SPOTTERS and ARRAY SCANNERS delivered pursuant to Paragraph 3.1.(a) shall be FUNCTIONALLY INSTALLED at SB within XX XXXXXXXXX of such delivery.

         3.7 The GENERATION X ARRAY SCANNER and ARRAY SPOTTER in paragraph 3.1(a) at SB shall be either (i) XXXXXXXX or (ii) XXXXXXXXX to GENERATION XX no later than XXXXXXXXX with the choice between either (i) or (ii) at MD's sole discretion. MD shall make commercially reasonable efforts to provide in-process enhancements in each generation to further the collaboration. MD makes no commitment to XXXXXXX or XXXXXXXX GENERATION XX or GENERATION XXX units installed at SB to the next generation or to the commercially available product.

         3.8 At XXXXXX and with XXXXXX notice and if commercial versions of MD's array SPOTTERS and array SCANNERs are available, SB may XXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX pursuant to Paragraph XXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXX of MD's array SPOTTERS and array SCANNERs.

           4.    PURCHASE OF ADDITIONAL ARRAY SPOTTERS AND ARRAY

         4.1 Following delivery of the XXXXX ARRAY SPOTTERS AND ARRAY SCANNERS due under Paragraph 3.1 of this AGREEMENT and during the TECHNOLOGY ACCESS PERIOD SB and SB AFFILIATES, in their sole discretion, may purchase additional ARRAY SPOTTERS and ARRAY SCANNERS from MD, and MD shall provide such additional ARRAY SPOTTER and ARRAY SCANNERS provided:

         (a) SB forecasts its demand for such additional ARRAY SPOTTERS and/or ARRAY SCANNERS XXXXXXXX in advance of required delivery;

         (b) SB places confirmed and binding orders with MD for such additional ARRAY SPOTTERS and/or ARRAY SCANNERS XXXXXXXXXX in advance of required delivery; and

         (c) The price for such additional ARRAY SPOTTERS and/or ARRAY SCANNERS is determined pursuant to Paragraph 2.2.

         4.2 MD agrees to XXXXXX notify SB of any significant delays expected in connections with SB's forecast in Paragraph 4.1(a) and to work in good faith to offer SB one or more options for lessening the impact of any such delays.


           5.    TECHNICAL TRAINING AND SUPPORT

         5.1 For XXXXXXXXXXXXXXX MD shall supply reasonable technical support and support staff sufficient to assure installation and operation of the first

FUNCTIONALLY INSTALLED GENERATION X ARRAY SPOTTER and GENERATION X ARRAY SCANNER and to enable XXXX SB scientists, selected by SB at its sole discretion, to use such FUNCTIONALLY INSTALLED ARRAY SPOTTER and ARRAY SCANNER. Such support by MD shall be made available at SB at the site of the installation for at least XXXX working days promptly after the delivery of such ARRAY SPOTTER and ARRAY SCANNER. The SB site of installation of the first ARRAY SPOTTER and ARRAY SCANNER shall be XXX XXXXX.

         5.2 For XXXXXXXXXXXX during the TECHNOLOGY DEVELOPMENT PERIOD, SB shall have reasonable access to MD personnel for technical support following the support provided on-site in Paragraph 5.1, provided MD personnel shall not be required to make on-site visits to SB other than as provided in Paragraph
5.3. Such reasonable access to MD for personnel may include visits by SB to MD.

         5.3 For XXXXXXXXXXXXXX during the TECHNOLOGY DEVELOPMENT PERIOD, MD shall make XXXX additional on-site visits to SB at the XX XXXX having a GENERATION X ARRAY SPOTTER and ARRAY SCANNER to assure installation and operation of such ARRAY SPOTTERS and ARRAY SCANNERS at times to be mutually agreed on by the parties.

         5.4 For XXXXXXXXXXXX MD shall supply reasonable technical support and support staff sufficient to assure installation and operation of the first GENERATION XX FUNCTIONALLY INSTALLED ARRAY SPOTTER and ARRAY SCANNER and to enable XXXX XXX scientists, selected by SB at its sole discretion, to use such FUNCTIONALLY INSTALLED ARRAY SPOTTER and ARRAY SCANNER. Such support by MD shall be made available at SB at the site of the installation for at least two XXXXXXXXXX promptly after the delivery of such ARRAY SPOTTER and ARRAY SCANNER. The SB site of installation shall be one or more of the XXXXXXX or XXXXXX. SB shall make reasonable efforts to consolidate training and installation requirements.

         5.5 For XXXXXXXXXXXX MD shall supply reasonable technical support and support staff sufficient to assure installation and operation of the first GENERATION XXX FUNCTIONALLY INSTALLED ARRAY SPOTTER and ARRAY SCANNER and to enable XXXXX SB scientists, selected by SB at its sole discretion, to use such FUNCTIONALLY INSTALLED ARRAY SPOTTER and ARRAY SCANNER. Such support by MD shall be made available at SB at the site of the installation for at least XXXXXXXXX days promptly after the delivery of such ARRAY SPOTTER and ARRAY SCANNER. The SB site of installation shall be one or more of the XXX XX XX XXXXXXX. SB shall make reasonable efforts to consolidate training and installation requirements.

         5.6. Any additional technical training and support provided to SB by MD and not specifically provided for in this AGREEMENT shall be at XXXXXXXX XXXXXXX XXXXXXXX, provided such training and support is agreed to in writing in advance.

         5.7 MD agrees to collaborate closely with SB during the TECHNOLOGY DEVELOPMENT PERIOD and the TECHNOLOGY ACCESS PERIOD and MD agrees to inform SB of material improvements during the TECHNOLOGY DEVELOPMENT PERIOD and TECHNOLOGY ACCESS PERIOD.

         5.8 SB shall have reasonable access at MD's site to prototype ARRAY SPOTTERS and ARRAY SCANNERS prior to delivery of the GENERATION X ARRAY SPOTTER and ARRAY SCANNER at SB.

         5.9 SB agrees to collaborate closely with MD during the TECHNOLOGY DEVELOPMENT PERIOD and SB agrees to inform MD of all SB DEVELOPED TECHNOLOGY during the TECHNOLOGY DEVELOPMENT PERIOD and TECHNOLOGY ACCESS PERIOD.

         5.10 MD responsibilities under this agreement shall not include, the supply of reagents or consumables required for the operation of ARRAY SCANNERS or ARRAY SPOTTERS. However, MD shall use its commercially reasonable efforts to assure that SB has access to the consumables required for operation of the ARRAY SPOTTERS and ARRAY SCANNERS. MD shall supply SB, at no charge to SB, with up to XXXXXXXXXXX XXXXXXX XXXXXXXXXXXXXXXXXX glass slides per month, at SB's request, during each of XXXXXXXXXXXXXXXXXXX. In addition, MD will train a SB employee to prepare such glass to the MD specification to ensure a secondary supply of XXXXXXX XXXXXXXXXX XXXXXXX glass slides during the TECHNOLOGY DEVELOPMENT PERIOD. No license is hereby granted to SB for manufacture or sale of such XXXXXXX glass slides using the MD chemistry. Also, MD shall maintain XXXXX full sets of quality controlled XXX replacements (per spotter delivered to SB by MD under this Agreement) to be used by SB as needed in the event of failure of the XXXX supplied with the ARRAY SPOTTERS. MD shall acquire and store a reasonable supply of Cy3 and Cy5 reagents from Amersham International p.l.c. for the purpose of offering a second source for these reagents to SB should they become unavailable from Amersham International p.l.c at any point during the TECHNOLOGY DEVELOPMENT PERIOD. Should these reagents be unavailable from Amersham International p.l.c for a period exceeding XXXXXX

XXXX days, SB may elect to purchase these reagents directly from MD at a price equal to the price in effect from Amersham International p.l.c. to SB at the time this election is exercised.

         5.11 Promptly after the EFFECTIVE DATE MD and SB shall form a working party. The working party shall comprise XXXXXX scientists from MD and XXXX scientists from SB. The working party shall meet at least monthly by phone or in person during the TECHNOLOGY DEVELOPMENT PERIOD and the TECHNOLOGY ACCESS PERIOD. The working party will discuss, amongst other matters related to the collaboration, approaches for the development and improvement of the ARRAY SPOTTERS and ARRAY SCANNERS, for example (1) modification of the glass XXXXXXX XXXXXXXXX XX XXXXXX XXXXXXXXXX when complex probes are used and (2) equalization of XXXXXXXXXXXXX XXXXXXXXXX over the slide surface.

         6.      TECHNOLOGY DEVELOPMENT PERIOD

         6.1 During the TECHNOLOGY DEVELOPMENT PERIOD, SB shall have XXXXXXXX to ARRAY SPOTTERS and ARRAY SCANNERS provided that MD may enter into agreements regarding ARRAY SPOTTERS and ARRAY SCANNERS only with STRATEGIC COLLABORATORS and the XXXX TECHNOLOGY ACCESS CUSTOMER pursuant to Paragraph
6.2. The parties agree the first XXXX STRATEGIC COLLABORATORS shall be XXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX provided all such STRATEGIC COLLABORATORS other than XXXXXXXXXXXXXXXXX shall only have access to ARRAY SCANNERS during the TECHNOLOGY DEVELOPMENT PERIOD and not ARRAY SPOTTERS. During the

TECHNOLOGY ACCESS PERIOD, STRATEGIC COLLABORATORS shall have access to both ARRAY SCANNERS and ARRAY SPOTTERS.

         6.2 Only XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXX may gain access to only a GENERATION II ARRAY SCANNER and ARRAY SPOTTER at the earliest XXXXXX following the FUNCTIONAL INSTALLATION at SB of one (1) GENERATION X ARRAY SPOTTER and ARRAY SCANNER, provided the TECHNOLOGY ACCESS CUSTOMER pays MD at least XXXXXXXX US Dollars ($US XXXX) inclusive of costs paid for the ARRAY SPOTTER and ARRAY SCANNER and agrees to provisions substantially the same as those in Paragraph 8.2. Prior to the delivery of such ARRAY SPOTTER and ARRAY SCANNER, such TECHNOLOGY ACCESS CUSTOMER may request MD to demonstrate PROOF OF CONCEPT. MD agrees it XXXXX XXX XXXXX TECHNOLOGY ACCESS CUSTOMER other access to the ARRAY SPOTTERS and ARRAY SCANNERS during the above XXXXXXXXXX and SB shall be the first to have access to a GENERATION XX ARRAY SPOTTER and ARRAY SCANNER.

         6.3 After the TECHNOLOGY DEVELOPMENT PERIOD, and during the first XXXXXXXXXX of the TECHNOLOGY ACCESS PERIOD, TECHNOLOGY ACCESS CUSTOMERs may gain access to ARRAY SCANNERs and ARRAY SPOTTERS, provided each TECHNOLOGY ACCESS CUSTOMER pays MD at least XXXXXXX US Dollars ($US XXXXXXXXX) each for access to the ARRAY SPOTTER and/or ARRAY SCANNER exclusive of costs paid for the ARRAY SPOTTER and/or ARRAY SCANNER and agrees to provisions substantially the same as those in Paragraph 8.2. After the TECHNOLOGY DEVELOPMENT PERIOD, and after the first XXXXXXXXXX of the TECHNOLOGY ACCESS PERIOD, TECHNOLOGY ACCESS CUSTOMERs may gain access to ARRAY

SCANNERS and ARRAY SPOTTERS, provided each TECHNOLOGY ACCESS CUSTOMER pays MD at least XXXXXXXXXXXX US Dollars ($US XXXXX) each for access to the ARRAY SPOTTER and/or ARRAY SCANNER exclusive of costs paid for the ARRAY SPOTTER and/or ARRAY SCANNER and agrees to provisions substantially the same as those in Paragraph 8.2. Notwithstanding the foregoing, prior to the delivery of such ARRAY SPOTTER and ARRAY SCANNER, such TECHNOLOGY ACCESS CUSTOMER may have MD demonstrate PROOF OF CONCEPT. Except as provided above for PROOF OF CONCEPT, MD agrees that during the TECHNOLOGY ACCESS PERIOD it XXXXX XXX XXXXX such TECHNOLOGY ACCESS CUSTOMER other access to the ARRAY SPOTTERS and ARRAY SCANNERs prior to delivery of their ARRAY SCANNER OR ARRAY SPOTTER.

         6.4 MD agrees that it XXXX XXX XXXX XX XXXXX XX XX XXXX ARRAY SPOTTERS or ARRAY SCANNERs to any THIRD PARTY, other than STRATEGIC COLLABORATORS, TECHNOLOGY ACCESS CUSTOMERs or SB as permitted under this AGREEMENT, during the TECHNOLOGY DEVELOPMENT PERIOD and TECHNOLOGY ACCESS PERIOD.

         7.      CONFIDENTIALITY

         7.1 Each party hereto (the "Receiving Party") agrees that it will not, without the prior written consent of the other party hereto (the "Disclosing Party") disclose to any THIRD PARTY any information disclosed to it by the Disclosing Party, including without limitation, biological materials, technology documents, software products, specifications, customer lists, technical information or know-how, financial information, marketing or business plans, and is marked "Confidential" or would reasonably be regarded in the industry as confidential or proprietary

(collectively, the "Confidential Information"). Furthermore, each party agrees and will obtain or has obtained agreement from its employees and agents that any Confidential Information obtained by the other pursuant to the terms of this AGREEMENT will be retained as confidential and used only for the purposes contemplated by this AGREEMENT.

         7.2 The term "Confidential Information" does not include information which (i) becomes generally available to the public other than as a result of disclosure by the Receiving Party, (ii) was available to the Receiving Party on a non-confidential basis prior to its disclosure by the Disclosing Party, (iii) becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party, provided that such disclosure did not violate any confidentiality obligations to the Disclosing Party or its representatives, or (iv) was known to the Receiving Party, as shown by its written records, prior to its disclosure to the Receiving Party pursuant to this AGREEMENT.

         7.3 The Receiving Party agrees to protect the Confidential Information by not using it for any purpose, for itself or any THIRD PARTY, other than those purposes contemplated by this AGREEMENT. Further, the Receiving Party agrees to exercise at least that degree of care in protecting the Confidential Information of the Disclosing Party as it exercises with respect to its own confidential information which, in any event, shall not be less than reasonable care.

         7.4 No public announcement or other disclosure of non-public information to any third party concerning the existence of or terms of this AGREEMENT shall be made, either directly or indirectly, by any party hereto, except as may be legally required (including pursuant to the rules and regulations of the SEC) or as may be required for recording purposes, without first obtaining the approval of the other party hereto and agreement upon the nature and text of such announcement or disclosure. The party desiring to make any such public announcement or other disclosure shall inform the other party of the proposed announcement or disclosure in reasonably sufficient time prior to public release, and shall provide the other party with a written copy thereof, in order to allow such other party to comment upon such announcement or disclosure.

         7.5 After the end of the TECHNOLOGY ACCESS PERIOD or termination of this Agreement, whichever is earlier, MD will cease all use of any SB Confidential Information which are biological materials and Confidential Information associated with such biological materials each which were transferred to MD under this Agreement and marked as confidential.

         8.      INTELLECTUAL PROPERTY

         8.1 MD shall have and retain sole and exclusive title to all inventions, discoveries, designs, works of authorship and other know-how which are made, conceived, reduced to practice or generated solely by its employees, agents, or other persons acting under authority of MD. SB shall have and retain sole and exclusive title to all inventions, discoveries, designs, works of authorship and other know-how which are made, conceived, reduced to practice or generated solely by employees, agents or other persons acting under authority of SB. In the case of all inventions, discoveries, designs, works of authorship and other know-how made, conceived, reduced to practice or generated jointly by employees, agents, or other persons acting under the authority of both parties hereto, each party shall own a fifty percent (50%) undivided interest therein.

         8.2 Subject to SB's rights in and to ARRAY SPOTTERS and ARRAY SCANNERs as provided in this AGREEMENT, SB hereby grants to MD an exclusive worldwide right and license under SB DEVELOPED TECHNOLOGY to make, have made, use, offer to sell, sell and have sold any and all products, processes, apparatuses and compositions of matter (collectively hereinafter "Product"), including the right to grant sublicenses.

         8.3 MD hereby grants to SB an exclusive, except as to MD, worldwide right and license under MD DEVELOPED TECHNOLOGY to make, have made, use, offer to sell, sell and have sold any and all products, processes, apparatuses and compositions of matter (collectively hereinafter "Product"), including the right to grant sublicenses.

          9.     REPRESENTATIONS, WARRANTIES, COVENANTS AND LIMITATION OF
                 LIABILITY

         9.1 MD hereby represents and warrants to SB, to the best of its knowledge, that:

         (a) it has, or will have as of the time of delivery of each ARRAY SPOTTER and ARRAY SCANNER to SB, the full right, power and authority to grant the rights, title and interest in the ARRAY SPOTTER and ARRAY SCANNER that it has granted as the case may be, under this AGREEMENT;

         (b) that it has not assigned, transferred or otherwise encumbered, and will not assign, transfer or otherwise encumber such rights, title and interest;

         (c) that no other person or entity has any claim of ownership whatsoever with respect to ARRAY SPOTTERS and ARRAY SCANNERs to be transferred to SB; that;

         (d) that the technology embodied in the ARRAY SPOTTERS and ARRAY SCANNERs XXXX XXX XXXXXXXX XXX XXXX XX XXXXXX XXXXXXX XXXXXXX; provided, that the parties are aware that XXXXXXXXX XXXXXXXXXXXX of the ARRAY SPOTTER and the ARRAY SCANNER XXX XXXXXXXX XXXX XXX XXXXXXXXXXXX XXXXXXXX XXXXXX XX XXXXXX; XXX

         (e) that there are no pending claims or litigation against MD relating to ARRAY SPOTTERS and ARRAY SCANNERs.

         9.2 As of the time of delivery of any portion of the SB DEVELOPED TECHNOLOGY to MD, SB will notify MD if SB has knowledge that such transferred SB DEVELOPED TECHNOLOGY may infringe any U.S. or United Kingdom patents or if there are pending claims or litigation against SB relating to the SB DEVELOPED TECHNOLOGY.

         9.3 Each party hereto hereby represents and warrants to the other parties hereto that it has full power and authority to execute and deliver this AGREEMENT and to perform its obligations hereunder, and that its execution and delivery of, and performance of the terms and conditions of this AGREEMENT will not contravene, result in any breach of, or constitute a default under, any order, judgment, decree or award of any court or other governmental body, or any agreement or instrument by which it is bound.

         9.4 EXCEPT FOR THE FOREGOING EXPRESS WARRANTIES, NEITHER PARTY MAKES ANY WARRANTIES AS TO ANY OTHER MATTER, INCLUDING WITHOUT LIMITATION ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         9.5 IN NO EVENT SHALL MD's LIABILITY TO SB UNDER THIS AGREEMENT EXCEED AMOUNTS PAID BY SB TO MD UNDER THIS AGREEMENT.

         10.     INDEMNITY

         10.1 MD agrees to indemnify, defend and hold SB and its officers, directors, employees and agents harmless at MD's sole expense against any and all damages, losses, and liabilities arising out of or resulting from any claim that the technology embodied in the GENERATION X, XX XX XXX ARRAY SPOTTERS and/or ARRAY SCANNERs infringe any U.S. or United Kingdom patent of a THIRD PARTY ("Third Party Patent"). SB shall notify MD promptly in writing of any notice, suit, or proceeding in which any claim is alleged for which SB intends to seek indemnification hereunder, and MD shall have sole control to defend and/or settle any such claim. MD shall incur no liability to SB under this AGREEMENT to the extent that such infringement results from SB's modification of the GENERATION XX XX XX XXX ARRAY SPOTTERS and/or ARRAY SCANNERs. If the technology embodied in the GENERATION XX XX XX XXX ARRAY SPOTTERS and/or ARRAY SCANNERs are determined to infringe any THIRD PARTY U.S. or United Kingdom Patent, MD shall, at MD's expense in the following order of priority: (i) provided that it is commercially reasonable to do so, procure for SB the right to use such infringing GENERATION XX XX XX XXX ARRAY SPOTTERS and/or ARRAY SCANNERs free of any liability for such infringement or (ii) shall use reasonable best efforts to replace the GENERATION XX XX XX XXX ARRAY SPOTTERS and/or ARRAY SCANNERs with a non-infringing substitute otherwise complying with the requirements of this AGREEMENT. Nothing in this Agreement shall impose any obligations of indemnity upon MD for any damages, losses, and liabilities arising out of or resulting from any claim that applications of the technology embodied in the GENERATION XX XX XX XXX ARRAY SPOTTERS and/or ARRAY SCANNERs infringe any Third Party Patent.

         10.2 Each party shall indemnify and hold harmless the other party, its officers, directors, shareholders, employees, successors and assigns from any loss, damage, or liability, including attorney's fees, resulting from any claim, complaint, suit, proceeding or cause of action against any of them alleging physical or other injury, including death, brought by or on behalf of an injured party; loss of service or consortium or a similar such claim, complaint, suit, proceeding or cause of action brought by a friend, spouse, relative or companion of an injured party due to such physical injury or death and rising out of its use of the ARRAY SPOTTERS and ARRAY SCANNERs, except to the extent such damages, claims, costs, losses, liabilities or expenses are caused by the other party's negligent or wrongful actions and provided:

         a. The indemnifying party shall not be obligated under this Paragraph if it is shown by evidence acceptable in a court of law having jurisdiction over the subject matter and meeting the appropriate degree of proof for such action, that the injury was the result of the negligence or willful misconduct of any employee or agent of the other party;

         b. The indemnifying party shall have no obligation under this Paragraph unless the other party (i) gives it prompt written notice of any claim or lawsuit or other action for which it seeks to be indemnified under this AGREEMENT, (ii) the indemnifying party is granted full authority and control over the defense, including settlement, against such claim or lawsuit or other action, and (iii) the other party cooperates fully with the indemnifying party and its agents in defense of the claims or lawsuit or other action; and

         c. The indemnified party shall have the right to participate in the defense of any such claim, complaint, suit, proceeding or cause of action referred to in this paragraph utilizing attorneys of its choice, provided, however, that the indemnifying party shall have full authority and control to handle any such claim, complaint, suit, proceeding or cause of action, including any settlement or other disposition thereof, for which the other party seeks indemnification under this Paragraph.

         11.     TERM AND TERMINATION

         11.1 Unless earlier terminated pursuant to this Article 11, this AGREEMENT shall take effect as of the EFFECTIVE DATE and shall continue in force until MD has FUNCTIONALLY INSTALLED ALL GENERATION XXX ARRAY SPOTTERS and ARRAY SCANNERs due pursuant to Section 3 and provided technical training and support to SB in accordance with Section 5. Subject to Paragraph 12.2, the obligations of MD in this agreement terminate upon the functional installation of the last GENERATION XXX unit or the end of the TECHNOLOGY ACCESS PERIOD, whichever occurs last provided where Paragraphs 3.3 and 3.8 are invoked, the obligations of MD under this Agreement shall not terminate until the obligations of such Paragraphs are satisfied except in the event of termination pursuant to any of Paragraphs 11.2, 11.3, 11.4, or 11.5.

         11.2 SB may terminate this AGREEMENT, in its sole discretion and without penalty to either party, in the event that MD shall fail to deliver the GENERATION X ARRAY SCANNER or ARRAY SPOTTER and FUNCTIONALLY INSTALL them at SB by XXXXXXXXXXXX provided, where MD fails to FUNCTIONALLY INSTALL such first GENERATION X ARRAY SCANNER or ARRAY SPOTTER, then MD XXXXX XXXXXX XX XX XXX XXXXXX XX XXXX pursuant to Paragraph 2.1(a).

         11.3 SB shall have the right to terminate this AGREEMENT by written notice to MD in the event of (i) a material breach by MD (or an MD AFFILIATE) of this AGREEMENT, which breach shall remain unremedied for thirty (30) days after receipt of notice thereof; or (ii) the filing by MD in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the party or of its assets, or its proposal of a written agreement of composition or extension of its debts, or the filing of an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty
(60) days after the filing thereof, or its proposal of or becoming a party to any dissolution or liquidation, or its making an assignment for the benefit of creditors.

         11.4 MD shall have the right to terminate this AGREEMENT by written notice to SB in the event of any (i) material breach by SB (or and SB AFFILIATE) of this AGREEMENT, which breach shall remain unremedied for thirty
(30) days after receipt of notice thereof; or (ii) , as permitted by law, the filing by SB in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the party or of its assets, or its proposal of a written agreement of composition or extension of its debts, or the filing of the involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or its proposal of or becoming a party to any dissolution or liquidation, or its making an assignment for the benefit of creditors.

         11.5 SB may terminate this AGREEMENT, in its sole discretion and without penalty to either party, in the event (1) the technology embodied in the GENERATION X, GENERATION XX, or GENERATION XXX ARRAY SPOTTERS and ARRAY SCANNERs due SB pursuant to Section 3.1 are determined by an industry expert in the field of bioanalytical instrumentation mutually and reasonably acceptable to both parties to infringe any US or United Kingdom patent of a THIRD PARTY; and (2) where MD either (i) fails to use commercially reasonable efforts to procure for SB the right to use such infringing ARRAY SPOTTERS and/or ARRAY SCANNER free of any liability for such infringement or (ii) if MD does not comply with (i), fails to use reasonable best efforts to replace the ARRAY SPOTTERS and/or ARRAY SCANNERs with a non-infringing substitute otherwise complying with the requirements of this AGREEMENT.

         12.     EFFECT OF TERMINATION OR EXPIRATION

         12.1 Expiration or termination of this AGREEMENT for any reason whatsoever shall be without prejudice to the right of any party hereto to receive all performance due in favor of such party under this AGREEMENT prior to the effective date of such expiration or termination and any other rights and remedies which such party may then or thereafter have hereunder or under applicable law.

         12.2 Termination or expiration of this AGREEMENT shall not deprive the parties of any rights provided hereunder or relieve the parties of any obligations that may have accrued hereunder prior to such termination or expiration, and those portions of this AGREEMENT which define rights, obligations or liabilities that extend beyond the term of this AGREEMENT, including but not limited to the obligations set forth in Sections 7, 8, 9, 10, 13, 14, 15 and any other such portions clearly meant to survive, shall survive the expiration or termination of this AGREEMENT in accordance with their terms; provided, that the obligations set forth in Section 10 shall not survive termination of this AGREEMENT pursuant to Section 11.2.

         13.     NOTICES

         13.1 Any notice required or permitted under this AGREEMENT shall be sent by air mail, postage pre-paid, by commercial courier service, or by facsimile to the parties at the addresses and numbers below, or such other addresses and numbers as each party may hereafter subsequently notify the other parties hereto:

         SB:              SMITHKLINE BEECHAM CORPORATION
                          709 Swedeland Road
                          P.O. Box 1539
                          King of Prussia, Pennsylvania 19406
                          ATTENTION:  Peter Goodfellow, Christine
                          Debouck, John Burczak and John Keller

         MD:              MOLECULAR DYNAMICS, INC.
                          928 East Arques Avenue,
                          Sunnyvale, CA 94086-4520
                          ATTENTION: Jay Flatley, President and CEO

         13.2 Any notice required or permitted to be given concerning this AGREEMENT shall be effective upon receipt by the party to whom it is addressed.

         14.     ASSIGNMENT

         14.1 This AGREEMENT and the licenses herein granted shall be binding upon and inure to the benefit of the successors in interest of the respective party. Neither this AGREEMENT nor any interest hereunder shall be assignable by any party without the written consent of the other party; provided, however, that SB or MD respectively may assign this AGREEMENT to any corporation with which it may merge or consolidate, or to which it may transfer all or substantially all of its assets to which this AGREEMENT relates, without obtaining the consent of the other party hereto, provided the assigning party remains liable under this AGREEMENT or the THIRD PARTY assignee or surviving entity assumes in writing all of the assigning parties obligations under this AGREEMENT.

         14.2 The parties hereto agree that in the event of any assignment or delegation to an AFFILIATE of Molecular Dynamics, Inc. on the one hand, and SmithKline Beecham Corporation or SmithKline Beecham p.l.c. on the other hand, the applicable party as to which such assignment or delegation applies guarantees the performance of such AFFILIATE under this AGREEMENT and the compliance with the terms of this AGREEMENT by such AFFILIATE. Any such assignment or delegation must bind such AFFILIATE to the terms and conditions of this AGREEMENT, or it is void ab initio.

         15.     ADDITIONAL TERMS AND CONDITIONS

         15.1 Headings: The headings of the Articles of this AGREEMENT are inserted for convenience of reference only and shall not be interpreted to affect the interpretation of this AGREEMENT.

         15.2 Force Majeure: If the performance of any part of this AGREEMENT by any party hereto, or of any obligation under this AGREEMENT, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the party liable to perform, unless conclusive evidence to the contrary is provided, the party so affected shall, upon giving prompt written notice to the other parties, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected party shall use its reasonable best efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this AGREEMENT may be required in order to arrive at an equitable solution.

         15.3 Governing Law: This AGREEMENT and its form, execution, validity, construction and effect shall be determined in accordance with the laws of the State of New York, U.S.A. (without reference to the conflicts laws thereof).

15.4    Separability:

(a) In the event any portion of this AGREEMENT shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.

(b) If any of the terms or provisions of this AGREEMENT are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law.

(c) In the event that the terms and conditions of this AGREEMENT shall be materially altered as a result of a final judicial determination that any portion of this AGREEMENT is illegal, void or ineffective, or as a result of the operation of subparagraph (b) above, the parties shall renegotiate the terms and conditions of this AGREEMENT to resolve any inequities and accomplish their intended purpose insofar as possible.

15.5    Entire Agreement:

(a) This AGREEMENT constitutes the entire agreement among the parties relating to the subject matter hereof and supersedes all previous writings and understandings.

(b) No terms of this AGREEMENT shall be varied or modified by any prior or subsequent statement, conduct or act of either of the parties, except that the parties may amend this AGREEMENT by written instruments specifically referring to and executed in the same manner as this AGREEMENT.

         15.6 Independent Contractors: The status of the parties under this AGREEMENT shall be that of independent contractors. No party shall have the right to enter into any agreements on behalf of another party nor shall it represent to any person that it has such right or authority nor shall any partnership or joint venture be created hereby.

         IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this AGREEMENT as of the EFFECTIVE DATE.


                                  SMITHKLINE BEECHAM CORPORATION
                                  SMITHKLINE BEECHAM P.L.C.

                                  By: /s/ George Posner
                                  Name: ________________________
                                  Title: _______________________

                                  MOLECULAR DYNAMICS, INC.

                                  By: /s/ Jay Flatley
                                  Name: ________________________
                                  Title: _______________________

                                   APPENDIX A


ARRAY SPOTTER:
Shall mean the family of XXXXXXXXXXXX instruments, and associated instrument control software, currently under development at Molecular Dynamics as part of the XXXXXXX Development Program. Specifically, these products shall have the ability to sample XXXXXXXXX of DNA-containing liquids from microwell plates and deposit them in ordered micro-arrays in duplicate on specially-prepared glass microscope slides. This definition of ARRAY SPOTTER specifically includes the XXXXXXX versions of the XXXXXXXXX product further defined as GENERATION XX ARRAY SPOTTER, GENERATION XX ARRAY SPOTTER, and GENERATION XXX ARRAY SPOTTER below.


ARRAY SCANNER:

Shall mean the family of XXXXXXXXXXXX instruments, and associated instrument control software, currently under development at Molecular Dynamics as part of the XXXXXXX Development Program. Specifically, these products shall have the ability to scan and detect XXXXX amounts of dye-labeled DNA molecules which have been deposited onto specially-prepared glass microscope slides. This definition of ARRAY SCANNER specifically XXXXXX the XXXXXXX versions of the XXXXX product further defined as GENERATION XX ARRAY SCANNER, GENERATION XXX ARRAY SCANNER and GENERATION XXX ARRAY SCANNER below. This definition specifically XXX the commercially available MD Confocal Laser Scanning Microscope product line, the XXXXXXXXXX product, and direct improvements thereto, previously supplied to XX and the

XXXXXXXXXXXXX product, and direct improvements thereto, previously supplied to XXXXXXXXXXXX


CAPILLARY SEQUENCER:
Shall mean the automated DNA sequencing system currently under development at Molecular Dynamics known as XXXXX Specifically, this product is a high throughput genome analysis system whose design goal is both higher productivity and higher cost efficiency than the XXXXXXXXXX sequencing system. The system is based on detection of XXXXXXX fluorescent dyes that emit light in separate "color" regions of the spectrum. DNA fragments labeled with these dyes are detected in real-time after electrophoretic separation in an array of 96 capillary columns. Emission data are analyzed by application and database software for DNA sequence information. Design goals for the system include sequencing read length greater than XXX bases with an accuracy greater than XXXXXXX bases and XXXXX operation for 96 samples per run. There are many additional design goals and specifications and the product is XXXXXXXX
However, this definition of CAPILLARY SEQUENCER specifically XXXXX the pre-commercial versions of the XXXXX product. There can be no guarantee that these design goals will be met, nor that the product will be commercially available. Molecular Dynamics is applying substantial resources to bring a XXXXX product to market.


GENERATION XX ARRAY SPOTTER AND SCANNER
Shall mean the XXX version of the XXXXX ARRAY SPOTTER and ARRAY SCANNER, under development at MD to be delivered to SB and which essentially XXXXXX the function and performance of the XXXXXX MD XXXXX system. The design goal of the GENERATION XX ARRAY SPOTTER and ARRAY

SCANNER is to XXXXXXXXXX to SB and therefore SB agrees the GENERATION XX system will be XXXXX before shipment but is performance will be XXXXXXXXXX following FUNCTIONAL INSTALLATION. Specifically, the GENERATION XX ARRAY SCANNER shall use the XXXXX and optical design to scan an area of XXXXXXX with XXXXXXX at both XXXXXXX and will include no XXX from the existing XXXXXXXX Specifically, the GENERATION X ARRAY SPOTTER shall handle at least X XXXXXXXX with XXXXXXXXXXXXXX shall use at least XXXXXXX, and shall accommodate at least XXXXXXXX on which the micro- arrays shall be deposited. As initially delivered, the GENERATION X ARRAY SPOTTER shall be able to spot XXX unique samples, each in duplicate, for a total of XX spots per slide. MD shall use commercially reasonable efforts to modify the existing instrument control software by XXXXXXXX to allow for the contents of XXXXXX of XXXXXXXX plates to be spotted onto a previously spotted slide set, thereby XXXXX the capacity to XXXXX samples, for a total of XXXXXXXX per slide. MD shall use commercially reasonable efforts to modify the existing instrument control software by XXXXXX to allow for the contents of XXXXXXXXXXXXXX XXXXX plates to be spotted onto a XXXXXX set, thereby XXXXXXX the capacity to XXXXX samples, for a total of XXXXX per slide. XXXXXXXXXXXX to remove and reload each set of four XXXXXX plates will be required. In the GENERATION XX ARRAY SPOTTER, the carryover from one sample to the next when spotter with the same XXX XXX shall be XXXXXXXXXXXX when using the MD-recommended washing protocols.

         The spot-to-spot variability both from i) a XXXX XXXXXX making a reasonable number of repetitive depositions and ii) within a XXXX XXXXXXX, each XXXXXX making a reasonable number of repetitive depositions, shall be equal to or less than plus or minus XXXXXXXXXXXXXXXX when using the GENERATION XX ARRAY

SPOTTER to spot XXXXXXXXXXXXXXXX sample provided by MD and the GENERATION XX ARRAY SCANNER for detection and quantitation. The verification of these performance criteria shall be made XXXXXXXX XXXXXXXXXXXXXXXXXXXXXXX that directly XXXXX the FUNCTIONAL INSTALLATION of the first GENERATION XX ARRAY SPOTTER AND SCANNER.


GENERATION XX ARRAY SPOTTER AND SCANNER:
Shall mean the XXXXX version of the XXXXX ARRAY SPOTTER and ARRAY SCANNER under development at MD to be delivered to SB and which shall contain XXXXXXX as compared to GENERATION XX above. The design goal of GENERATION XX is increased XXX as compared to GENERATION X. The design specifications of GENERATION XX are XXXXXXXXX and can be expected to change slightly. Specifically, the GENERATION XXX ARRAY SCANNER shall use an XXXXXXXXX to scan XXXXX regions of XX XXXXXXXXXXXXX pixels at both XXXX and XXXX and will include XXXXXXXX electronics. Specifically, the GENERATION XX ARRAY SPOTTER shall handle at least XXXXXXX plates with XX positions each, shall use at least XXXXXXX and shall accommodate at least XXXXXXXXXXXXXX on which the micro-arrays shall be deposited. As currently defined, the GENERATION XX ARRAY SPOTTER shall be able to spot XXX XXX samples, each in duplicate, for a total of XXXXXXX per slide. MD shall use commercially reasonable efforts to modify the existing instrument control software by XXXXXXX to allow for the contents of XXXXXXXXXXXXXX plates to be spotted onto a single slide set, thereby increasing the capacity to XXXXXXXX samples, for a total of XXXXX per slide. XXXXXXXXXXXXX to remove and XXXXX each set of XXXXXXXX plates will be required. MD agrees to inform SB promptly if these specifications change materially. In the GENERATION X ARRAY SPOTTER, the carryover from one sample to the next when spotter with the XXXX XXX XXX shall be less than XXX XXXXXXXX when using the MD-recommended washing protocols.

         MD shall use reasonable best efforts to reduce the spot-to-spot variability both from i) a XXXXX XXXXXX making a reasonable number of repetitive depositions and ii) within a XXXXXX XXXX each XXXXXX making a reasonable number of repetitive depositions, to be equal to or less than plus or minus XXXXXXXXXX when using the GENERATION X ARRAY SPOTTER to spot XXXXXXXXXX sample provided by MD and the GENERATION XX ARRAY SCANNER for detection and quantitation. The verification of these performance criteria shall be made XXXXX XXXXXXXXXXXXXXXXXXXXXX that directly XXXXXXXXXX the FUNCTIONAL INSTALLATION of the first GENERATION XX ARRAY SPOTTER AND SCANNER.


GENERATION XXX ARRAY SPOTTER AND SCANNER:
Shall mean the XXXXX version of the XXXXXX ARRAY SPOTTER and ARRAY SCANNER under development at MD at be developed to SB and which shall contain XXXXXXXX as compared to GENERATION XXX above. The design goal of GENERATION XXX is to XXXXX the XXXXXX and XXXXX as compared to GENERATION XX. The design specifications of GENERATION XXX are XXXX XXXXXXXXX and can be expected to change XXXXXX. The current plan for the GENERATION XXX ARRAY SCANNER is to include XXXXXXXXXXXXXXX XXXXX to XXXXXXXXXX. The GENERATION XXX ARRAY SPOTTER is expected to handle XXXXXXXX plates with XXXXXX each, is expected to include up to XXXXXXXXXX and is expected to accommodate up to XXXXXXXXXXXX XXXXX on which the micro-arrays shall be deposited. As currently defined, the
















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GENERATION XXX ARRAY SPOTTER shall be able to spot XXXXXX samples, each in duplicate, for a total of XXXXXXXX per slide. MD shall use commercially reasonable efforts to modify the existing instrument control software by the time of delivery of the first GENERATION XXX ARRAY SPOTTER to SB to allow for the contents of XXXXXXXXXXX to be spotted onto a single slide set, thereby increasing the capacity to XXXXXXXX samples, for a total of XXXXXXX per slide when the contents of XXXXXXXXX have been fully arrayed. XXXXXXXXXXX XXXX to remove and XXXXXX each set XXXXXX plates will most likely be required. MD agrees to inform SB promptly if these expectations change materially and will provide confirmed specifications for GENERATION XX at least X months prior to the availability of the first GENERATION XX systems.

         The parties agree to meet during the month of XXXXXXXXX to both i) review the current levels of XXXXXXXXXXXX XXXXXXXXXXX in the GENERATION XXX ARRAY SPOTTER and ii) to assess the level of XXXXXXXXXXXX XXXXXXXXXXX that is required for the intended biological application(s). Based on these discussions, the parties will jointly develop a mutually acceptable, firm specification for XXXXXXXXXXXX XXXXXXXXXXX in the GENERATION XXXX ARRAY SPOTTER.

         FIRST TECHNOLOGY ACCESS CUSTOMER NAME:

         XXXXXXXXXXXXXX.














                                      -40-